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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2009

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 1-33476            56-2480744
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(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)       Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
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         On February 20, 2009, the Board of Directors of Beneficial Mutual
Bancorp, Inc. (the "Company") approved the repurchase of up to 500,000 shares of the Company's outstanding common stock held by persons other than Beneficial Savings Bank MHC. These repurchases will be conducted solely through a Rule 10b5-1 repurchase plan with Sterne Agee & Leach, Inc., based upon the parameters of the Rule 10b5-1 repurchase plan. The Rule 10b5-1 repurchase plan enables the Company to repurchase its shares during periods when it would normally not be active in the market due to its internal trading blackout period. Repurchased shares will be held in treasury.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BENEFICIAL MUTUAL BANCORP, INC.



Date: February 26, 2009         By: /s/ Joseph F. Conners
                                    --------------------------------------------
                                    Joseph F. Conners
                                    Executive Vice President and Chief Financial
                                     Officer